                                                                    EXHIBIT 10.1

                            SECURED PROMISSORY NOTE


$1,300,000                                                         June 25, 2001


FOR VALUE RECEIVED, the undersigned, MARK A. AGEE ("Maker"), promises to pay SYNTROLEUM CORPORATION, a Delaware corporation ("Lender"), at Suite 1100, 1350 South Boulder, Tulsa, Oklahoma 74119, or such other address as Lender may designate, in lawful money of the United States of America in same day funds, the lesser of (i) U.S. $1,300,000 or (ii) the then outstanding principal amount of each loan (the "Loan" or "Loans") made by the Lender from time to time to the Maker hereunder. Principal and accrued interest will be due and payable on June 25, 2002. Maker may prepay this Note, in part or in full, at any time without penalty as to interest or principal.

Each Loan shall bear interest payable at maturity at a rate of six percent (6%) per annum for each day principal is outstanding under this Note. Interest shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for actual days elapsed (including the first day but excluding the last day).

The holder of this Note shall, and is hereby authorized by the Borrower to, endorse on the schedule forming a part hereof appropriate notations evidencing the date and the amount of each Loan made by the Bank and the date and amount of each payment of principal.

This Note is secured by a security interest in and pledge of shares of the common stock, par value $0.001 per share, of Syntroleum Corporation (the "Collateral") owned by Maker and pledged as collateral to Lender pursuant to the terms of that certain Security and Stock Pledge Agreement ("Pledge Agreement") between Lender and Maker of even date.

In the event of a default in the performance or observance of any obligation contained in this Note or in the Pledge Agreement, then, at the option of Lender, this Note shall immediately become due and payable without further notice or demand, protest, presentment or other notice of any kind, all of which are expressly waived by Maker and all endorsers, sureties, guarantors or any other person who may become liable for all or any part of the obligations of Maker under this Note. The non-exercise by the Lender of its rights hereunder in any particular instance shall not constitute a waiver of any right in any subsequent instance.

If this Note is placed in the hands of an attorney for collection after the same shall become due, Maker agrees to pay to Lender all costs of collection, including a reasonable attorney's fee and court costs, which shall be collected and paid as part of the sums due under this Note.

It is the intention of Maker and Lender to comply with applicable usury laws. Accordingly, it is agreed that, notwithstanding any provision to the contrary, in no event shall this Note require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note, or in the event that all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or hereafter liable for the payment of this Note shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of Lender, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that, without limiting the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Lender in connection with such indebtedness.

Maker consents to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or releases of, security or of any party primarily or secondarily liable on this Note or any term and provision, which may be made, granted or consented to by Lender, and agrees that Lender shall not be required first to foreclose, proceed against or exhaust any security hereof in order to enforce payment of this Note.

Maker and all endorsers, sureties, and guarantors hereof, as well as all persons to become liable on this Note, hereby jointly and severally waive demand or presentment for the payment of this Note, notice of nonpayment, protest, notice of protest, or any other notice or defense on account of the extension of time of payment or change in the method of payment of this Note, and consent to any and all renewals and extensions of the time of payment hereof. Maker hereby waives all benefits of valuation, appeasement and exemption laws.

This note shall be binding upon Maker and his successors, assigns, heirs and legal representatives and is for the benefit of Lender and its successors and assigns, except that Maker may not assign or otherwise transfer its rights or obligations under this Note.

Lender may at any time without the consent of Maker assign to one or more entities (each an "Assignee") all, or a proportionate part of all, of its rights and obligations under this Note, including but not limited to all rights with regard to the Collateral, and such

Assignee shall assume such rights and obligations pursuant to an assignment and assumption agreement executed by such Assignee and Lender.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF OKLAHOMA. MAKER HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHER DISTRCIT OF OKLAHOMA AND OF ANY OKLAHOMA STATE COURT SITTING IN TULSA, OKLAHOMA FOR PURPOSES 0F ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS NOTE OR ANY AGREEMENT RECEIVED BY LENDER IN CONNECTION HEREWITH. MAKER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH MAKER MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COIURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. MAKER HEREBY IRREVOCABLY WAVIES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR ANY AGREEMENT RECEIVED BY LENDER IN CONNECTION HEREWITH.

MAKER



/s/ Mark A. Agee
------------------------------

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

                        LOANS AND PAYMENTS OF PRINCIPAL

    Date       Amount of Loan   Type of Loan      Amount of       Maturity Date   Notation
                                                  Principal                       Made By
                                                   Repaid
----------------------------------------------------------------------------------------------

07/25/01           563,109.23   1 year / 6%                           07/25/02       CSC
----------------------------------------------------------------------------------------------

07/26/01           532,108.19   1 year / 6%                           07/26/02       JMB
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

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